                                                                    EXHIBIT 99.1
================================================================================

                                                        Monthly Operating Report
---------------------------------------------------
CASE NAME:         Physicians Resource Group, Inc.               ACCRUAL Basis

CASE NUMBER:       00-30748-RCM

JUDGE:             Robert C. McGuire
----------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                DALLAS DIVISION

                       MONTH ENDING: February 29, 2000

                              AMENDED & RESTATED


I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS KNOWLEDGE.




     RESPONSIBLE PARTY:

   /s/ Michael W. Yeary                           Chief Restructuring Officer
-----------------------------------------      -------------------------------

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


     Michael W. Yeary                                      28-Apr-00
-----------------------------------------      -------------------------------

PRINTED NAME OF RESPONSIBLE PARTY                            DATE


     PREPARER:


  /s/ Karen G. Nicolaou                               Controller - Secretary
-----------------------------------------      -------------------------------

ORIGINAL SIGNATURE OF PREPARER                               TITLE


     Karen G. Nicolaou                                      28-Apr-00
-----------------------------------------      -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

                                                                                 Monthly Operating Report

    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
-------------------------------------------------
                                                                                       ACCRUAL BASIS-1
    CASE NUMBER: 00-30748-RCM
-------------------------------------------------

    COMPARATIVE BALANCE SHEET
          UNAUDITED                                ******** AMOUNTS ARE UNAUDITED *******
--------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE          JANUARY          FEBRUARY           MARCH
    ASSETS                                                AMOUNT (1)*                          AMENDED
--------------------------------------------------------------------------------------------------------------------------
               1       UNRESTRICTED CASH                   46,847,552                 -       48,483,735
               2       RESTRICTED CASH                        899,566                 -          905,566
               3       TOTAL CASH                          47,747,118                 -       49,389,301
               4       ACCOUNTS RECEIVABLE (NET)            2,963,426                 -           10,561
               5       INVENTORY                                    -                 -                -
               6       NOTES REC (SEE SCHEDULE)               529,848                 -          529,878
               7       PREPAID EXPENSES                     2,643,776                 -        2,394,106
               8       OTHER (ATTACH LIST)                          -                 -          459,532
               9       TOTAL CURRENT ASSETS                53,884,168                 -       52,783,378
              10       PROPERTY, PLANT & EQUIPMENT            201,837                 -        4,525,708
              11       LESS: ACCUM DEPRECATION                      -                 -       (3,281,910)
              12       NET PROPERTY, PLANT & EQUIP            201,837                 -        1,243,798
              13       DUE FROM INSIDERS                            -                 -                -
              14       OTHER ASSETS NET (ATTACH LIST)      80,910,621                 -       76,928,562
              15       OTHER (ATTACH LIST)                     40,390                 -           40,390
              16       TOTAL ASSETS                       135,037,016                 -      130,996,128

    POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
              17       ACCOUNTS PAYABLE                                               -            3,487
              18       TAXES PAYABLE                                                  -                -
              19       NOTES PAYABLE                                                  -
              20       PROFESSIONAL FEES                                              -          435,600
              21       SECURED DEBT                                                   -
              22       OTHER (ATTACH LIST)                                            -          131,847
              23       TOTAL POSTPETITION LIABILITIES                                 -          570,934

    PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
              24       SECURED DEBT                                 -                 -
              25       PRIORITY DEBT                          569,603                 -          569,603
              26       UNSECURED DEBT                     135,307,165                 -      140,982,547
              27       OTHER (ATTACH LIST)                          -                 -          442,726
              28       TOTAL PREPETITION LIABILITIES      135,876,768                 -      141,994,876
              29       TOTAL LIABILITIES                  135,876,768                 -      142,565,810

    EQUITY
--------------------------------------------------------------------------------------------------------------------------
              30       PREPETITION OWNERS EQUITY            (839,752)                 -      (10,944,475)
              31       POSTPETITION CUMULATIVE PROFIT
                          OR (LOSS)                                                   -         (625,207)
              32       DIRECT CHARGES TO EQUITY                                       -                -
                       (ATTACH EXPLANATION)
              33       TOTAL EQUITY                         (839,752)                 -      (11,569,682)
              34       TOTAL LIABILITIES & OWNERS EQUITY  135,037,016                 -      130,996,128
                                                                    -
==========================================================================================================================

                  *    The balances reported in the "Schedule Amount" column represent the "current market value of the debtors interest in property, without deducting any secured claim or exemption." The balances in the "February"
                       column represent Physician Resources Group, Inc.'s historical cost basis in the asset net of any allowance for the impairment of the asset.

                  (1)  Amounts included under the "Scheduled Amount" caption have been updated to reflect changes in reported amounts subsequent to filing the debtor's Statement of Financial Affairs. PRG has filed amendments to the original "Statement of Financial Affairs" and will continue to do so as an when appropriate.

-----------------------------------------------------       DETAIL SCHEDULES
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                  ACCRUAL BASIS 1

CASE NUMBER: 00-30748-RCM                                   MONTH: February 2000
                                                                   -------------
-----------------------------------------------------

                                                                                   **** AMOUNTS ARE UNAUDITED  ****
    ITEM                                                                           SCHEDULE                FEBRUARY
     NO                                       DESCRIPTION                           AMOUNT     JANUARY      AMENDED      MARCH
------------------------------------------------------------------------------------------------------------------------------
     6
                 ----------------------------------------------------

                 E. MOORE                                                          2,225,000               2,225,000
                 HALEY                                                                77,215                  77,215
                 WYLL                                                                 76,227                  76,227
                 WESTFIELD                                                           250,000                 250,000
                 FRITCH                                                              300,000                 300,000
                 SHAFRON                                                              60,000                  60,000
                 WILEY                                                               150,000                 150,000
                 DOCTORS VISION CENTER                                               146,314                 146,314
                                                                                 -----------             -----------
                 TOTAL NOTES RECEIVABLE                                            3,284,756               3,284,756
                 ESTIMATED RESERVE AMOUNT                                         (2,754,878)             (2,754,878)
                                                                                 -----------             -----------
                 ESTIMATED NET PRINCIPAL BALANCE                                     529,878                 529,878
                                                                                 ===========             ===========

7                PREPAID EXPENSES
                 ----------------------------------------------------

                 INSURANCE PREMIUMS                                                1,118,669               1,042,041
                 WOLIN RIDLEY                                                              -                  40,875
                 RESOURCES CONNECTION - RETAINER/FEES                                 92,574                  30,046
                 GEORGE, DONALDSON & FORD - RETAINER                                  35,000                  35,000
                 ANDREWS & KURTH - RETAINER                                          283,863                 283,863
                 ARENT FOX KINTER PLOTKIN & KAHN - RETAINER                           14,926                  14,926
                 HORNTHAL PILEY ELLIS & MALLAND - RETAINER                             3,500                   3,500
                 JAMES E. BOREN - RETAINER                                             8,709                   8,709
                 LEE & McINNISH - RETAINER                                               709                     709
                 MUNSCH HARDT KOPF & HARR - RETAINER                                  10,000                  10,000
                 NEAL & HARWELL -RETAINER                                              3,611                   3,611
                 FARRIS MATTHEWS BRANAN BOBANGO -RETAINER                              7,218                   7,218
                 SMYSER, KAPLAN & VESELKA -RETAINER                                   50,000                  50,000
                 HOULIHAN & LOKEY - RETAINER                                          35,000                  35,000
                 JACKSON & WALKER - RETAINER                                         250,000                 250,000
                 JONES DAY REAVIS & POGUE -RETAINER                                   75,000                  75,000
                 MANN FRANKFORT -RETAINER                                             80,000                  80,000
                 LAURA JAMES -RETAINER                                                20,000                  20,000
                 DICKSON FLATO -RETAINER                                              20,000                  20,000
                 GRUBB CONSULTING -RETAINER                                            8,400                   8,400
                 CLOUGH & DOUGHERTY, PLLC -RETAINER                                   12,500                  12,500
                 QUANTUM INTERESTS/DAVID HORN -RETAINER                               80,000                  40,000
                 TONY ROVINSKY -RETAINER                                               8,000                   5,034
                 DAVID SEGERS -RETAINER                                                6,600                   6,600
                 AM SURG - PREPAID MANAGEMENT FEES                                   228,453                 174,289
                 5005 RIVERWAY - PREPAID RENT                                        143,677                 134,085
                 14800 LANDMARK - PREPAID RENT                                        38,793
                 BAKERSFIELD CBO - PREPAID RENT                                        3,174
                 ORLANDO CBO - PREPAID RENT                                            5,400                   2,700
                                                                                 -----------             -----------

                 TOTAL PREPAID EXPENSES                                            2,643,776               2,394,105
                                                                                 ===========             ===========

8                OTHER CURRENT ASSETS
                 ----------------------------------------------------

                 ACCRUED INTEREST ON NOTES RECEIVABLE                                      -                 459,532
                                                                                 -----------             -----------

                 TOTAL OTHER CURRENT ASSETS                                                -                 459,532
                                                                                 ===========             ===========






14               OTHER ASSETS NET OF AMORTIZATION
                 ----------------------------------------------------

                 INVESTMENTS IN SUBSIDIARIES                                      80,910,621                            76,928,562
                                                                                 -----------                           -----------

                 TOTAL OTHER ASSETS NET OF AMORTIZATION                           80,910,621                            76,928,562
                                                                                 ===========                           ===========
                 PRG HOLDS EQUITY INTERESTS IN APPROXIMATELY SEVENTY-FIVE MANAGEMENT SERVICE ORGANIZATIONS AND AMBULATORY
                 SURGICAL CENTERS. FOR AMOUNTS INCLUDED IN THE "SCHEDULE" COLUMN, PRG HAS ESTIMATED THE CURRENT MARKET
                 VALUE FOR THESE INTERESTS DISCOUNTED APPROPRIATELY FOR THE UNCERTAINTITIES ASSOCAITED WITH REALIZING
                 SUCH VALUE TO BE $80,910,621, EXCLUDING THE VALUE OF POTENTIAL CLAIMS WHICH MAY BE ASSERTED AGAINST THE
                 PRACTICES BY PRG. "FEBRUARY" BALANCES REPRESENT HISTORICAL COST BASIS LESS ANY RESERVE FOR IMPAIRMENT
                 OF THE ASSET.

15               OTHER NON-CURRENT ASSETS
                 ----------------------------------------------------

                 DEPOSIT - CMD REALTY INVESTMENT DALLAS                               38,790                                38,790
                 DEPOSIT - CATALINA BARBER CORP BAKERSFIELD                            1,600                                 1,600
                                                                                 -----------                           -----------

                 TOTAL OTHER NON-CURRENT ASSETS                                       40,390                                40,390
                                                                                 ===========                           ===========


27               OTHER PRE-PETITION LIABILITIES
                 ---------------------------------------------------

                 EMPLOYMENT TAX & W/H LIABILITY ESCROW                                     -                               442,726*
                                                                                 -----------                           -----------

                 TOTAL OTHER PRE PETITION LIABILITIES                                      -                               442,726
                                                                                 ===========                           ===========



              *  Accrued liability for adjustments which may arise from Ernst & Young's review of IRS transcripts of employment tax activity of Physicians Resource Group, Inc. and affiliated entities. This amount is included in the Restricted Cash
                 Balance.


--------------------------------------------------------------------------------
                                                   Monthly Operating Report
------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.             ACCRUAL BASIS-2

CASE NUMBER: 00-30748-RCM
------------------------------------------

------------------------------------------
INCOME STATEMENT       ****** AMOUNTS ARE UNAUDITED ******
UNAUDITED
------------------------------------------------------------------------------
                                     JANUARY    FEBRUARY     MARCH     QUARTER
REVENUES                                        AMENDED                TOTAL
------------------------------------------------------------------------------
  1  GROSS REVENUES                        -           -                     -
------------------------------------------------------------------------------
  2  LESS: RETURNS & DISCOUNTS             -           -                     -
------------------------------------------------------------------------------
  3  NET REVENUE                           -           -         -           -
------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------
  4  MATERIAL                              -           -                     -
------------------------------------------------------------------------------
  5  DIRECT LABOR                          -           -                     -
------------------------------------------------------------------------------
  6  DIRECT OVERHEAD                       -           -                     -
------------------------------------------------------------------------------
  7  TOTAL COST OF GOODS SOLD              -           -         -           -
------------------------------------------------------------------------------
  8  GROSS PROFIT                          -           -         -           -
------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------
  9  OFFICER/INSIDER COMPENSATION          -      63,750                63,750
------------------------------------------------------------------------------
 10  SELLING & MARKETING                   -           -                     -
------------------------------------------------------------------------------
 11  GENERAL & ADMINISTRATIVE              -     509,714               509,714
------------------------------------------------------------------------------
 12  RENT & LEASE                          -      55,586                55,586
------------------------------------------------------------------------------
 13  OTHER (ATTACH LIST)                   -      54,165                54,165
------------------------------------------------------------------------------
 14  TOTAL OPERATING EXPENSES              -     683,214         -     683,214
------------------------------------------------------------------------------
     INCOME(LOSS) BEFORE NON-
 15  OPERATING INCOME & EXPENSE            -    (683,214)        -    (683,214)
------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
------------------------------------------------------------------------------
 16  NON-OPERATING INCOME                  -     547,291               547,291
------------------------------------------------------------------------------
 17  NON-OPERATING EXPENSE                 -         108                   108
------------------------------------------------------------------------------
 18  INTEREST EXPENSE                      -           -                     -
------------------------------------------------------------------------------
 19  DEPRECIATION/DEPLETION                -      54,283                54,283
------------------------------------------------------------------------------
 20  AMORTIZATION                          -                                 -
------------------------------------------------------------------------------
 21  OTHER (ATTACH LIST)                   -                                 -
------------------------------------------------------------------------------
 22  NET OTHER INCOME & EXPENSES           -     492,900         -     492,900
------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------
 23  PROFESSIONAL FEES                     -     433,643               433,643
------------------------------------------------------------------------------
 24  U. S. TRUSTEE FEES                    -       1,250                 1,250
------------------------------------------------------------------------------
 25  OTHER (ATTACH LIST)                   -                                 -
------------------------------------------------------------------------------
 26  TOTAL REORGANIZATION EXPENSES         -     434,893         -     434,893
------------------------------------------------------------------------------
 27  INCOME TAX                            -                                 -
------------------------------------------------------------------------------
 28  NET PROFIT (LOSS)                     -    (625,207)        -    (625,207)
------------------------------------------------------------------------------
==============================================================================

-----------------------------------------------------       DETAIL SCHEDULES
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                  ACCRUAL BASIS 2

CASE NUMBER: 00-30748-RCM                                   MONTH: February 2000
                                                                   -------------
-----------------------------------------------------


ITEM                                            *** AMOUNTS ARE UNAUDITED ***
                                                                       FEBRUARY
 NO                       DESCRIPTION                 JANUARY           AMENDED             MARCH
----------------------------------------------------------------------------------------------------
 11             GENERAL & ADMINISTRATIVE:
                ----------------------------------

                SALARIES                                                    221,522
                CONSULTING FEES                                             188,031
                PAYROLL TAXES                                                22,068
                INSURANCE                                                    61,938
                TRAVEL                                                        2,342
                LODGING                                                       1,036
                CONTRACT LABOR                                                6,732
                OFFICE SUPPLIES & EXPENSE                                     4,070
                POSTAGE & DELIVERY                                                -
                TELEPHONE                                                       898
                MAINTENANCE & REPAIR                                            456
                DATA PROCESSING                                                 623
                                                                        -----------

                TOTAL GENERAL & ADMINISTRATIVE                              509,714

 13             OTHER OPERATING EXPENSES
                -----------------------------------

                ASC MANAGEMENT FEES                                          54,165
                                                                        -----------

                TOTAL OTHER OPERATING EXPENSES                               54,165
                                                                        ===========

 16             NON-OPERATING INCOME
                -----------------------------------

                GAIN (LOSS) ON SALE OF ASSETS                                     -
                TAX REFUND                                                    6,664
                INTEREST INCOME                                             190,627
                LEGAL EXPENSE REIMBURSEMENT                                 350,000
                MISCELLANEOUS                                                     -
                                                                        -----------

                TOTAL OTHER INCOME & EXPENSE                                547,291
                                                                        ===========

                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                                        ACCRUAL BASIS-3
-----------------------------------------------

                                                ****** AMOUNTS ARE UNAUDITED ******
                                                          ---------------------------------------------------
-------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                          JANUARY          FEBRUARY         MARCH            QUARTER
DISBURSEMENTS - UN AUDITED                                  AMENDED                           TOTAL
-------------------------------------------------------------------------------------------------------------
    1     BEGINNING BALANCE                 47,747,118       47,747,118       49,389,301       47,747,118
-------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
    2     CASH SALES                                 -                                                  -
-------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------
    3     PREPETITION                                -                                                  -
-------------------------------------------------------------------------------------------------------------
    4     POSTPETITION                               -                                                  -
-------------------------------------------------------------------------------------------------------------
    5     TOTAL OPERATING RECEIPTS                   -                -                -                -
-------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------
    6     LOANS & ADVANCES (ATTACH LIST)             -                                                  -
-------------------------------------------------------------------------------------------------------------
    7     SALE OF ASSETS                             -                                                  -
-------------------------------------------------------------------------------------------------------------
    8     OTHER (ATTACH LIST)                        -        2,100,148                         2,100,148
-------------------------------------------------------------------------------------------------------------
    9     TOTAL NON-OPERATING RECEIPTS               -        2,100,148                         2,100,148
-------------------------------------------------------------------------------------------------------------
   10     TOTAL RECEIPTS                             -        2,100,148                         2,100,148
-------------------------------------------------------------------------------------------------------------
   11     TOTAL CASH AVAILABLE              47,747,118       49,847,266                        49,847,266
-------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
   12     NET PAYROLL                                -          212,195                           212,195
-------------------------------------------------------------------------------------------------------------
   13     PAYROLL TAXES PAID                         -          214,427                           214,427
-------------------------------------------------------------------------------------------------------------
   14     SALES, USE & OTHER TAXES PAID              -                -                                 -
-------------------------------------------------------------------------------------------------------------
   15     SECURED/ RENTAL/ LEASES                    -              350                               350
-------------------------------------------------------------------------------------------------------------
   16     UTILITIES                                  -              923                               923
-------------------------------------------------------------------------------------------------------------
   17     INSURANCE                                  -            1,927                             1,927
-------------------------------------------------------------------------------------------------------------
   18     INVENTORY PURCHASES                        -                -                                 -
-------------------------------------------------------------------------------------------------------------
   19     VEHICLE EXPENSE                            -                -                                 -
-------------------------------------------------------------------------------------------------------------
   20     TRAVEL                                     -            3,377                             3,377
-------------------------------------------------------------------------------------------------------------
   21     ENTERTAINMENT - ONSITE MEALS               -              764                               764
-------------------------------------------------------------------------------------------------------------
   22     REPAIRS & MAINTENANCE                      -              456                               456
-------------------------------------------------------------------------------------------------------------
   23     SUPPLIES                                   -            6,066                             6,066
-------------------------------------------------------------------------------------------------------------
   24     ADVERTISING                                -                -                                 -
-------------------------------------------------------------------------------------------------------------
   25     OTHER (ATTACH LIST)                        -           17,479                            17,479
-------------------------------------------------------------------------------------------------------------
   26     TOTAL OPERATING DISBURSEMENTS              -          457,965                -          457,965
-------------------------------------------------------------------------------------------------------------
REORGANIZATION FEES
-------------------------------------------------------------------------------------------------------------
   27     PROFESSIONAL FEES                          -                -                                 -
-------------------------------------------------------------------------------------------------------------
   28     U. S. TRUSTEE FEES                         -                -                                 -
-------------------------------------------------------------------------------------------------------------
   29     OTHER (ATTACH LIST)                        -                -                                 -
-------------------------------------------------------------------------------------------------------------
   30     TOTAL REORGANIZATION EXPENSES              -                -                                 -
-------------------------------------------------------------------------------------------------------------
   31     TOTAL DISBURSEMENTS                        -          457,965                -          457,965
-------------------------------------------------------------------------------------------------------------
   32     NET CASH FLOW                              -        1,642,183                -        1,642,183
-------------------------------------------------------------------------------------------------------------
   33     CASH - END OF MONTH               47,747,118       49,389,301       49,389,301       49,389,301
-------------------------------------------------------------------------------------------------------------

------------------------------------------                  DETAIL SCHEDULES
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.                  ACCRUAL BASIS 3

CASE NUMBER: 00-30748-RCM                                   MONTH: February 2000
------------------------------------------

ITEM                                                           *** AMOUNTS ARE UNAUDITED ***
                                                                                        FEBRUARY
 NO                                 DESCRIPTION                       JANUARY           AMENDED             MARCH
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                    NON OPERATING RECEIPTS
                    ---------------------------------------------
 7                  SALE OF ASSETS:
                                                                               --------------------

                    SUB-TOTAL SALES OF ASSETS                                                     -
                                                                               ====================

 8                  OTHER:

                    COLLECTION ON NOTE RECEIVABLE                                             1,074
                    COLLECTION ON RECEIVABLE                                              1,681,243
                    D & O INSURANCE CLAIM REFUND                                            350,000
                    TAX REFUNDS                                                              35,460
                    COBRA PAYMENTS RECEIVED                                                  13,346
                    REPAYMENT WORKING CAPITAL ADV                                            12,000
                    SALE OF FURNITURE & FIXTURES (REMOTE OFCS)                                6,654
                    REIMBURSEMENT OF ADMIN EXPENSES                                             371
                                                                               --------------------

                                                                                          2,100,148
                                                                               ====================

                    TOTAL NON OPERATING RECEIPTS                                          2,100,148
                                                                               ====================


25                  OTHER OPERATING DISBURSEMENTS
                    ---------------------------------------------

         61900 CONTRACT LABOR  -  OTHER                                        6,732
         65800 PENALTIES & LATE FEES                                             108
         69250 CONSULTING FEES                                                 8,616
         69300 DATA PROCESSING SERVICES                                          623
         21250 TAX LIABILITY  -  CURRENT PORTION                               1,400
                                                                               --------------------

                    TOTAL OTHER OPERATING DISBURSEMENTS                                      17,479
                                                                               ====================

---------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------                                    Monthly Operating Report
    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

    CASE NUMBER: 00-30748-RCM                                                                ACCRUAL BASIS-4
   --------------------------------------------------

********** ALL AMOUNTS ARE UNAUDITED **********

---------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE         JANUARY          FEBRUARY          MARCH
ACCOUNTS RECEIVABLE AGING                                AMOUNT                           AMENDED
---------------------------------------------------------------------------------------------------------------------
  1   0 - 60                                                   -
---------------------------------------------------------------------------------------------------------------------
  2   31 - 60                                                  -
---------------------------------------------------------------------------------------------------------------------
  3   61 - 90                                                  -
---------------------------------------------------------------------------------------------------------------------
  4   91 +                                                     -
---------------------------------------------------------------------------------------------------------------------
  5   TOTAL ACCOUNTS RECEIVABLE                                -                -                -                -
---------------------------------------------------------------------------------------------------------------------
  6   AMOUNT CONSIDERED UNCORRECTABLE                          -                -                -                -
---------------------------------------------------------------------------------------------------------------------
  7   ACCOUNTS RECEIVABLE (NET)                                -                -                -                -
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
  AGING OF POSTPETITION TAXES                                  MONTH:  February 2000
  AND PAYABLES                                                       ----------------------------------------------
---------------------------------------------------------------------------------------------------------------------
  TAXES PAYABLE                                        0 - 30 DAYS      31 - 60 DAYS     61 - 90 DAYS        TOTAL
---------------------------------------------------------------------------------------------------------------------
  1   FEDERAL                                                  -                                                  -
---------------------------------------------------------------------------------------------------------------------
  2   STATE                                                    -                                                  -
---------------------------------------------------------------------------------------------------------------------
  3   LOCAL                                                    -                                                  -
---------------------------------------------------------------------------------------------------------------------
  4   OTHER (ATTACH LIST)                                      -                                                  -
---------------------------------------------------------------------------------------------------------------------
  5   TOTAL TAXES PAYABLE                                      -                -                -                -
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
  6   ACCOUNTS PAYABLE                                                                                            -
---------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------
STATUS OF POSTPETITION TAXES                                    MONTH: February 2000
                                                                      -----------------------------------------------
---------------------------------------------------------------------------------------------------------------------

FEDERAL (ADP REPORTS ATTACHED)                         BEGINNING TAX    AMOUNT WITHHELD     AMOUNT PAID   ENDING TAX
                                                         LIABILITY*                                       LIABILITY
---------------------------------------------------------------------------------------------------------------------
  1   WITHHOLDING  **                                          -          145,396          145,396                -
---------------------------------------------------------------------------------------------------------------------
  2   FICA-EMPLOYEE  **                                        -           32,415           32,415                -
---------------------------------------------------------------------------------------------------------------------
  3   FICA-EMPLOYER  **                                        -           32,415           32,415                -
---------------------------------------------------------------------------------------------------------------------
  4   UNEMPLOYMENT                                             -              586              586                -
---------------------------------------------------------------------------------------------------------------------
  5   INCOME                                                   -                -                -                -
---------------------------------------------------------------------------------------------------------------------
  6   OTHER(ATTACH LIST)                                       -                -                -                -
---------------------------------------------------------------------------------------------------------------------
  7   TOTAL FEDERAL TAXES                                      -          210,812          210,812                -
---------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------
  8   WITHHOLDING                                              -            1,821            1,821                -
---------------------------------------------------------------------------------------------------------------------
  9   SALES                                                    -                -                -                -
---------------------------------------------------------------------------------------------------------------------
 10   EXCISE                                                   -                -                -                -
---------------------------------------------------------------------------------------------------------------------
 11   UNEMPLOYMENT                                             -            1,795            1,795                -
---------------------------------------------------------------------------------------------------------------------
 12   REAL PROPERTY                                            -                -                -                -
---------------------------------------------------------------------------------------------------------------------
 13   PERSONAL PROPERTY                                        -                -                -                -
---------------------------------------------------------------------------------------------------------------------
 14   OTHER (ATTACH LIST)                                      -                -                -                -
---------------------------------------------------------------------------------------------------------------------
 15   TOTAL STATE & LOCAL                                      -            3,616            3,616                -
---------------------------------------------------------------------------------------------------------------------
 16   TOTAL TAXES                                              -          214,427          214,427                -
---------------------------------------------------------------------------------------------------------------------
                                                                                                -

     * Beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------                                               Monthly Operating Report
    CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                                                                   ACCRUAL BASIS-5
    CASE NUMBER: 00-30748-RCM
   ---------------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

********** ALL AMOUNTS ARE UNAUDITED **********


    ---------------------------------------------
BANK RECONCILIATIONS                                                                   MONTH: February 2000
                                                                                             ----------------------------

  A.     BANK                                  SWBOT                           COMERICA    *
-------------------------------------------------------------------------------------------------------------------------
  B.     ACCOUNT NUMBER                       326003                         1880647522             TOTAL
-------------------------------------------------------------------------------------------------------------------------
  C.     PURPOSE (TYPE)                    OPERATING (1)                    TAX ESCROW
-------------------------------------------------------------------------------------------------------------------------
     1   BALANCE PER BANK STATEMENT             3,384,313                                           3,384,313
-------------------------------------------------------------------------------------------------------------------------
     2   ADD: TOTAL DEPOSITS NOT CREDITED                                                                   -
-------------------------------------------------------------------------------------------------------------------------
     3   SUBTRACT: OUTSTANDING CHECKS              25,705                                              25,705
-------------------------------------------------------------------------------------------------------------------------
     4   OTHER RECONCILING ITEMS                                                                            -
-------------------------------------------------------------------------------------------------------------------------
     5   MONTH END BALANCE PER BOOKS            3,358,607              -          905,566           4,264,173
-------------------------------------------------------------------------------------------------------------------------
     6   NUMBER OF LAST CHECK WRITTEN         1212                               N/A
-------------------------------------------------------------------------------------------------------------------------

      *  Escrow for tax payments resulting from the Ernst & Young review of IRS transcripts for Physicians resource Group, Inc.
         and affiliate companies.
     (1) This is a zero balance account. Cash balances at the end of the day are swept into overnight interest bearing investments.

   ---------------------------------------------
INVESTMENT ACCOUNTS                                                                    MONTH: February 2000

-------------------------------------------------------------------------------------------------------------------------

    BANK ACCOUNT NAME AND NUMBER              DATE OR           TYPE OF             PURCHASE         CURRENT
                                              PURCHASE         INSTRUMENT            PRICE            VALUE
-------------------------------------------------------------------------------------------------------------------------
     7   Southwest Bank of Texas          2-Nov-99           US Treasury Bill       22,999,076       23,377,692
-------------------------------------------------------------------------------------------------------------------------
     8   Southwest Bank of Texas         21-Jan-00           US Treasury Bill        9,999,751       10,053,836
-------------------------------------------------------------------------------------------------------------------------
     9   Southwest Bank of Texas          4-Feb-00           US Treasury Bill       11,498,315       11,538,713
-------------------------------------------------------------------------------------------------------------------------
    10   Southwest Bank of Texas         21-Jan-00           Cert of Deposit           154,000          154,887
-------------------------------------------------------------------------------------------------------------------------
    11   TOTAL INVESTMENTS                                                          44,651,142       45,125,128
-------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------
  CASH
-------------------------------------------------------------------------------------------------------------------------
   12    CURRENCY ON HAND                                                                                     -
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
   13    TOTAL CASH - END OF MONTH                                                                   49,389,301
-------------------------------------------------------------------------------------------------------------------------

                                                Monthly Operating Report
------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.

CASE NUMBER: 00-30748-RCM                            ACCRUAL BASIS-6
------------------------------------------

                                                          MONTH:  February 2000
                                                                  -------------


*********ALL AMOUNTS ARE UNAUDITED**********

--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO FOR INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e. g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------
INSIDERS
---------------------------------------------------------------------------
             NAME                    TYPE OF        AMOUNT       TOTAL PAID
                                     PAYMENT         PAID         TO DATE
---------------------------------------------------------------------------
  1  LANE EDENBURN                    SALARY        14,583           14,583
---------------------------------------------------------------------------
  2  KAREN NICOLAOU                   SALARY        11,667           11,667
---------------------------------------------------------------------------
  3  MICHAEL YEARY                    SALARY        37,500           37,500
---------------------------------------------------------------------------
     SUB-TOTAL COMPENSATION                         63,750           63,750
---------------------------------------------------------------------------
  4  KAREN NICOLAOU                EXP REIMBRMT      1,550            1,550
---------------------------------------------------------------------------
  5  MICHAEL YEARY                 EXP REIMBRMT      1,074            1,074
---------------------------------------------------------------------------
  6  TOTAL PAYMENTS TO INSIDERS                     66,374           66,374
---------------------------------------------------------------------------

NOTE: Compensation = MOR2 line 9. Expense reimbursement is included as part of G&A, MOR2 line 11.

-------------------------------------------------------------------------------
PROFESSIONALS
-------------------------------------------------------------------------------
                               DATE OF                        TOTAL    TOTAL
                             COURT ORDER    AMOUNT   AMOUNT   PAID    INCURRED
          NAME               AUTHORIZING   APPROVED   PAID     TO    & UNPAID *
                               PAYMENT                        DATE      (1)
-------------------------------------------------------------------------------
  1  ANDREWS & KURTH                                      -       -     250,000
-------------------------------------------------------------------------------
  2  JACKSON & WALKER                                     -       -     185,600
-------------------------------------------------------------------------------
  3  MAN FRANKFORT                                        -       -           -
-------------------------------------------------------------------------------
     ORDINARY COURSE
  4   PROFESSIONALS                                   2,016   2,016     281,617
-------------------------------------------------------------------------------
  5  DAVID HORN                                      40,000  40,000           -
-------------------------------------------------------------------------------
     TOTAL PAYMENTS TO
  6    PROFESSIONALS                                 42,016  42,016     717,217
-------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED.
(1) PURSUANT TO COURT ORDER, FEBRYARY INVOICES FOR THE REFERENCED PROFESSIONALS ARE NOT DUE UNTIL 25MAR00.
     AMOUNTS INCLUDED UNDER THE CAPTION "TOTAL INCURRED & UNPAID" REPRESENT GOOD FAITH ESTIMATES OF AMOUNTS
     DUE TO THE REFERENCED PROFESSIONAL FOR THE CURRENT REPORTING PERIOD.


-------------------------------------------------------------------------------
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
    PAYMENTS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                   SCHEDULED         AMOUNTS
     NAME OF CREDITOR               MONTHLY        PAID DURING    TOTAL UNPAID
                                  PAYMENTS DUE        MONTH       POSTPETITION
-------------------------------------------------------------------------------
  1
-------------------------------------------------------------------------------
  2
-------------------------------------------------------------------------------
  3
-------------------------------------------------------------------------------
  4
-------------------------------------------------------------------------------
  5
-------------------------------------------------------------------------------
  6  TOTAL
-------------------------------------------------------------------------------
===============================================================================

------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.            MONTHLY OPERATING REPORT

CASE NUMBER: 00-30748-RCM                                ACCRUAL BASIS - 7
------------------------------------------

                                                       MONTH:  February, 2000
------------------------------------------                     --------------
QUESTIONNAIRE
-----------------------------------------------------------------------------
                                                                  YES    NO
-----------------------------------------------------------------------------
 1   Have any assets been sold or transferred outside the
     normal course of business in this reporting period?                  X
-----------------------------------------------------------------------------
 2   Have any funds been disbursed from any account
     other than a debtor in possession account?                    X
-----------------------------------------------------------------------------
 3   Are any postpetition receivables (accounts, notes
     or loans) due from related parties?                                  X
-----------------------------------------------------------------------------
 4   Have any payments been made on prepetition
     liabilities this reporting period?                            X
-----------------------------------------------------------------------------
 5   Have any postpetition loans been received by the
     debtor from any party?                                               X
-----------------------------------------------------------------------------
 6   Are any postpetition payroll taxes past due?                         X
-----------------------------------------------------------------------------
 7   Are any postpetition state or federal income
     taxes past due?                                                      X
-----------------------------------------------------------------------------
 8   Are any postpetition real estate taxes past due?                     X
-----------------------------------------------------------------------------
 9   Are any other postpetition taxes past due?                           X
-----------------------------------------------------------------------------
10   Are any amounts owed to postpetition creditors
     delinquent?                                                          X
-----------------------------------------------------------------------------
11   Have any prepetition taxes been paid during the
     reporting period?                                             X
-----------------------------------------------------------------------------
12   Are any wage payments past due.                                      X
-----------------------------------------------------------------------------

If the answer to any of the above questions is "yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


------------------------------------------
INSURANCE
-----------------------------------------------------------------------------
                                                                  YES    NO
-----------------------------------------------------------------------------
1    Are workers compensation, general liability and
     other necessary insurance coverages in effect?                X
-----------------------------------------------------------------------------
2    Are all premium payments paid current.                               X
-----------------------------------------------------------------------------
3    Please itemized policies below.                        SCHEDULE ATTACHED
-----------------------------------------------------------------------------

If the answer to any of the above questions is "no", or if any policies have been cancelled or not renewed during the reporting period, provide and explanation below. Attach additional sheets if necessary.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------
TYPE OF POLICY                      CARRIER      PERIOD     PAYMENT
                                                 COVERED    AMOUNT  FREQUENCY
-----------------------------------------------------------------------------
 1   Property "all risk" except
     policy exclusions              Hartford   12/99-12/00   11,673   MNTHLY
-----------------------------------------------------------------------------
 2   Umbrella Liability excess
     of schedule of underlying         TIG
     insurance                      Specialty  06/99-06/00   48,579   QTRLY
-----------------------------------------------------------------------------
=============================================================================

---------------------------------------------
  CASE NAME: PHYSICIANS RESOURCE GROUP, INC.
                                                 RESPONSES TO QUESTIONNAIRE
  CASE NUMBER: 00-30748-RCM
                                                  MONTH: FEBRUARY 2000
---------------------------------------------            -------------

QUESTIONNAIRE
------------------------------------------------

 2   Disbursements from non-DIP accounts.
     -------------------------------------------

     Payments from SWBOT accounts were made for post petition amounts subsequent to the filing and prior to changing the account styling to included the DIP designation.



 4   Payments on pre-petition liabilities.
     -------------------------------------------

     The following amounts representing pre-petition claims were inadvertently paid to creditors during the reporting period.

     Automated Data Processing                                 446.58
     Capital Services Corp                                      66.00
     Pacific Gas & Electric                                    318.18
                                                             --------

     Total payments on pre-petition liabilities                830.76
                                                             ========


 11  Prepetition taxes
     -------------------------------------------

     One thousand four hundred dollars ($1,400) was paid to the State of Delaware for franchise taxes for Physician's Resource Group, Inc. and its affiliated companies. A list of the Delaware file numbers and related amounts is attached.



Insurance:
------------------------------------------------

 2   Premiums paid currently.
     -------------------------------------------

     In accordance with the cash management orders, PRG instructed its bank not to honor checks presented after 01FEB00 dated 31JAN00 and prior. Included in these outstanding items were $12,200 in checks payable to AON Risk Services of Texas. The company is currently in the process of reconciling their account with AON, and the accounts will be brought current after obtaining appropriate payment authority for the court. PRG has not received notice of cancellation or potential cancellation.

-------------------------------------------
CASE NAME: PHYSICIANS RESOURCE GROUP, INC.        MONTHLY OPERATING REPORT

CASE NUMBER: 00-30748-RCM                         SCHEDULE OF INSURANCE COVERAGE

-------------------------------------------           MONTH: FEBRUARY, 2000
                                                             --------------

                                                                                    POLICY PERIOD
                                                                              -------------------------                   LIMIT OF
           TYPE OF COVERAGE                               CARRIER             INCEPTION      EXPIRATION     PREMIUM:      LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
1    Directors, Officers and Corporate Liability                                 20-Apr-99    20-Apr-00     $724,000     $10,000,000
     (Renewal and Extension)                          Co of Pittsburgh, PA

2    Directors, Officers and Corporate Liability      National Union Fire        20-Apr-00    20-Apr-01     $450,000     $10,000,000
     (One year extension of coverage)                 Insur Co of Pittsburgh,
                                                      PA

3    Directors, Officers and Corporate Liability      National Union Fire Insur  20-Apr-01    20-Apr-07     $450,000     $10,000,000
     (Six year run off.)                              Co of Pittsburgh, PA

4    Employed Lawyers Liability Insurance             National Union Fire Insur  20-Apr-99    20-Apr-00     $  9,160     $ 5,000,000
                                                      Co of Pittsburgh, PA

5    Commercial Crime                                 National Union Fire Insur  20-Apr-99    20-Apr-00     $ 15,591     $ 5,000,000
                                                      Co of Pittsburgh, PA

6    Workers Compensation - Standard forms; Extended  Hartford Insurance Co/     31-Dec-99    31-Dec-00     $ 28,259     $ 1,000,000
     Broad Form endorsement where applicable          Hartford Mid West Insur

7    Auto Standard Forms & Broad Form                 Hartford Insurance Co      31-Dec-99    31-Dec-00     $  2,300     $ 1,000,000
     Auto Endorsement

8    Property                                         Hartford Insurance Co      31-Dec-99    31-Dec-00     $140,073     $43,835,755

9    Umbrella Liability                               TIG Specialty Insurance    1-Jun-99     1-Jun-00      $185,061     $10,000,000